Exhibit 3.104

1 = 1 ~1~11;;-11=::11 ~, 1 :::;H =- 11 1lfu- 11 11.::; 11 11= 11 11= 1 11 =u =ll=llf 1 H = 11 11 = 1 • 1· 11=ll=n.;.;.. 111=n=u =i 1 =11 =11 =iT=IT=IT=IT.:.:TI=ii=TI-==ii~TI=Ti~TI~TI=ri:;;Ti::tii~t'TT=tii=ii==TI=TI~TI~i'i;.;T~,t=,~TI";;j s: =,I: = = =i =ll:fl::::11:::, = = =H:U:1 =fl.::rls;:;:ll::::ll-::::ll:::U=11:::(!:t1:u:i1:lj:11:11:11:n=.1t=tl=ll::::ll:11::.:.11=11:11:=.U=ll=I ~--... ;:: IT ~ • ~ ~rr~W[fiM11gii~fr~rrMrr~1M11Mff M:fft=rMftMiiMftmr~ffg:fnH1MTI!1rrM:,rnmmM11Mii:~ffi!!=rn=~= _g=.!!= g= J!= ~=JJ,~f JJ=iJ:!fil!7!!= ~ . • ~ ~ IT ~ .Alf, ~ 7!!~!!*!!~r.=!!~!!.i7ll~f.=!!;;!!~!!~!!rr!!f;=t!.;;=!!f.=!!;7f!~.m=rn ~11~u;:u:7n~11~u~11~ 1,;; 1J~11~t1M 11&TT~11M11JJ11~ u~nJ!!~11~11k11~ ~ Jlr. ~ ! - ~" ~ T''ii"IT"ii''ii11 iiUITUITIIIT"ii''it"iT"ii11 ifU rr-•rn 11-11 .,, u-u-11--=-n-n-••-u-11~11=11=11::=u.::::; 1==1r=.:;11:=:11=u=11;;.;u:;;.u-fi:;;;::;u;: ~I!~ j IT ~ 1 • ~ ~gw~rrJiwg"~IT~IT~W!brrEff~ITgrrgrrgITgrrgwMffg#g #M::Mff~ITg#M#~#MfiMfiM#M::g*Mmi#~TIM::~TigTI!J#M¥i~#M#!#~i ~ ~ l 1 -, .::;j 1=11=11 =ll=I t=II =!1.::11=n=11 = II =11-=-11:::::1 !=11:=I •=H =! ,~11.~11=1\~U ~ll '.""'!1---ll~H----u~ 11-;1-, I•• u~~,,-11-11-11-1 t=U= 11=! I= 11::::u= 11-1 : cH =u =t1=11=u:::1:=11==11=11=B=H~II = -jj-ii-ii-11-11-11-11-n-u 1 1-Tt; =.!!=.u .. .::u =U=ll=II ::.U==U=II =tl=tl=ll=l I =t1:::1 !' ii-TI-TI-1T= Ti:::. ft=ii=TI=ii=fi.:;;. -TI-T 1:,·d!-!.!.- -u.:::::!!=!!=I1=11=u=11=11=11=n=11=ll=H=II;:;: TERRITORY OF THE BRITISH VIRGIN ISLANDS -:iT:ii=ii=ll=U=U=11=11=n.:::11::u.: 1.:;:ff=iT= -..!.-!!-!!· l!-il-l!-!!=!!.-!!=I1 =ll=fl =n=11-!!=H=U= .11=11=1 l=ll=ll=U==I 1:11=11= II= I :U=ll=I 1-U-11 - 1 -11--U-H -tl-U-11 =11=11=11 =U::=IJ-l l=U:::11 -n-u-11-I1-11-11-11-11-n-1 ,- 1-11-u- ::1 !_!. =1,!l=,. !!. l!.==!!=!!=!!=!!=!!=11=!!=!!.=!!=!!=!!=!!=!!= THE INTERNATIONAL BUSINESS COMPANIES ACT .11=11-TI=-TI=Ti=ii=ft=ii::ii=«-T :ii=tt-T l..-__ - ..!.- 1 -!!-!!-.!!-!!-il-!!.-=H-11-11-U-11-lt-U-11 =U=11:::::Jj=Jl=ll:::ll=rl=ll=lf=lf: I:11:U: -!1-!.!.-H ~ .. ~-!i-!!.-li-rl-!!=!!.=U=ll=ll=!!.=!!=ll_=,r-11 (CAP.291) 1:11=11=.11=11=11=11=1t::tl=ll=t1=1 :U=U=I !!- 1 J !!-!l"-:', -!!-!!-!!-!!=!!.=!1-U-11=11=11=11-!1-U-ll=U=11=11=11=, =u=11=1 n~u=11=n=u=11::-11-::: fl=11= 11=11=11=H=11=11=11=11=11=n= I=u=n= - .1-i!.-!!. l!.-!l-!!-!!-!!-·!!-!!=!!=!!.=U=-ll=!!-!!=:=!!.=!!.=tl::1'-"-"-"·-•·-•·- • -••- ·· ·· ·· ·· ·· · · - .. -· ' .. 1=11=11:::U=I :lf::::fl=I 11-11-J I_, • ll-U-U-U-11-ll-U-1!-U::::ll=lf-fl-,h-11-11:::H -11-11-11-11- 1-11-1 t~ =1M==11!!=11.!! ~..:::!!=II=_!!=!!. !l=.!!=,!!=!!=!l-!!=!t=!!=!!=!!==!!= CERTIFICATE OF INCORPORATION (SECTIONS 14 AND \5) i=ii=Ti=ii=i :TI::TI-T - -· -11-11==11-11-11-U-II-JI-II-II-U-ll-11-11-11-II -11-1 1-11-11- r-11-11- =U=ll=JI ll=ll=H=ll=U=U=ll=ll=u=u=u=t1=n=u=11=u=: --- -1.-- - - - --- - - - 'l:::U=II: =U=fl=••-11 -••- 11-"-''=tl-11-u-11-11-11-11-11 . , 1-11-11-11-1 -11-11-1 ~~rr"IT!!' ~ff!!ff ! !!=E =E=rr =JI =tt=.IT =IT =IT=E=n !..!ig_rrg_rrgTI:.r=It=ITgTif TI~n~o~n.!.! rt:1:n::::i 1=ri~TigTIMTign~TigTI=TI=ftJ!oM, ,MTIM1 !nMn~r -1•-11--, •. ·--11--1 No. 251407 ii"!!.-.!L,!!it~.!!-,.!!-1,!!.-1!! ~1,li-.,H-IIII-, U-,, ll-1, 11-., 11-,,11-,, II- •• II-,, II=,, U:::,, II==, 11:-:1(= ll=11=11=11=I1-::-11-=11::;;ll:;:ll==ll=ll=11=11=1i=r1: l=tl=lt== j.!jj-ii..!: '!if-ii- =• ~· - ·- •-• - - - - ·- - - - - - - - - · · · "-· I:11::;;11=n=11=n=I =n==u=I ::ii =IT ~1: IJ=fi'=~ . . . . . . =.!!= !!= !!= l!= .!!=II= 1-,!!= _!!= l=U=II::: ::ll=U: The Registrar o:f Companies o:f the British Virgin Islands . HEREBY CERTIFIES !-!!-!!-!!-!!-.!!=! =.!!-J!-! =ll=ll=U· 1-11-11 ~ 11-11-U-11-tl-11- 1-11-H- l=ll=fl=: =ii=ii: _ _ _:!-,!!=!!:::!!=!!=!!=J =1!=.!!=! =U=ll=II, ~:::U:=11 pursuant to the International Business Companies Act, Cap. 291 that all i.!.!ii.!.!.ii.J.!T1!!- 11!!- 1 1!!- 1,l!- 1 r!!- 1 h-1 -!!- 1 ,.!!- 1 1-n-11-1 ·11:::11- - ~- - t- -· -, - t- -ii-IT-iT· r-IT-ii -11=u=11=11.=u~ •=11=1t=- IrrMffMr{ IgIT~TI the requirements of the Act in respect of incorporation having been satis:fied, ITMTigTI.!!TIJJni rn.ullf~ 1:::11:11=: .::tj:::JI= . -!!-.U-1!-.!!-! :!!-!!=! ::11:: 1 _ 11=11: ll=ll=ll=:11=n=11-n-u=11=u=n:::u=it=1t=11=n=11 = WESTVILLE MANAGEMENT CORPORATJI O·l\..r -1-1.:.:-11.!!1-1.:.:.ll"""l'""""IJli-11!!-1<l!-11l!-111!·1 !-1,l!-1 1!!-, 1- t-11- -I1-n-11 -U-U-11-il-tl-11-1•-••-"-"-"-II-"-- "' '1.... - - - - •- - - I- - - - - t- ::TI' =iT=TI: iT =if =ii:: -••-- .. --=l!=.!l=.!!=.!!=l!=!!= l=l!= .!!= 1-11-11- -11-u-11 1-U-11-11-11-lt-1 ;11-U-1 :::ii;;::;IT=ii; ~=IT=ii~ is incorporated in the British Virgin Islands as an International Business =!!.=!!=l!=!!-!!-!!= 1=11=11= 1::-:U:::11::::1 =I I :::1 I= !-!!-!!7!!-.!!-!!-I :U:U= I =u=1I=n: 11=11=11 . -- _ _ ~ . + _ -~ _ _ , _______ -!!-!!-!!-!!-!!-!!= 1=:11:=11::; t=ll=l\=::I =11=U= Company this 3rd day of October, 1997. l!- 11!!-!!.- 1 ll-!.!- 11!.!- 1 .!!- 11.!.l-J.!-ll-11-~ -.!!-!!-!!-!!-.!J-.!!-..!-.!.!-!!-!!-J!-!!-1 ::ll=U=I, -11-•1-11- 11-•1-11 1 - -U-1 -11- -1 - -ll-11=I1-11-11-11-!!-IJ-ll-ll-ll-11-11-U-11-li-U: l=lt=H::: - _ ~!.. - ~- _ -.!... - _ ~ ..... ..._ ll-=ll:::t1:=U=ll:::11=:11:::11=l~ll=ll=!1=11::::ll=ll:::U=U=H=U:ll:J1::Jl=tl=H=l :U=U=t• JEgITgit [gIT!!rri.:. -~ ,. \ -;y, .. 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